Exhibit 10.13
Portions of this exhibit, indicated by [***], have been omitted in accordance with Item 601(b)(10)(iv) of Regulation S-K. The omitted information is (i) not material and (ii) treated by the Registrant as private or confidential.
Portions of this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K.
The Registrant undertakes to furnish a copy of all omitted information, schedules, and exhibits to the U.S. Securities and Exchange Commission upon its request.

CONFIDENTIAL
Master Services Agreement
[***]

MASTER SERVICES AGREEMENT
G42 HOLDING US LLC
AND
CEREBRAS SYSTEMS, INC.

[***]

CONFIDENTIAL
Master Services Agreement
[***]

Table of Contents

1.	Interpretation	3

2.	Sows	10

3.	Term	11

4.	Supplier’s Responsibilities	11

5.	Performance Standards	15

6.	Payment	16

7.	Intellectual Property Rights	17

8.	Confidentiality and Publicity	20

9.	Termination	21

10.	Liability	23

11.	Insurance	26

12.	Records and Audits	26

13.	Assignment and Subcontracting	27

14.	Notices	27

15.	General	28

16.	Governing Law and Jurisdiction	30

SCHEDULE - TEMPLATE: SOW		31

[***]

CONFIDENTIAL
Master Services Agreement
[***]
THIS AGREEMENT is dated 13 September 2023
BETWEEN:
(1)    G42 HOLDING US LLC a company incorporated in the State of Delaware, issued a Delaware State File Number of 7626371 by the Secretary of State of the State of Delaware and whose principal place of business is at [***] (“G42”), and
(2)    CEREBRAS SYSTEMS, INC., a company incorporated in the State of Delaware, issued a Delaware State File Number of 6009247 by the Secretary of State in the State of Delaware, and whose registered office is at 1237 E. Arques Avenue Sunnyvale, California 94085 (the “Supplier”),
G42 and the Supplier shall be referred to herein either individually as a Party or collectively as the Parties.
WHEREAS:
(A)    The Supplier has the skill, knowledge and experience necessary to provide certain services.
(B)    G42 wishes to obtain and the Supplier wishes to supply such services on the terms set out in this Agreement.
NOW, THEREFORE, it is agreed as follows:
1.    INTERPRETATION
1.1    In this Agreement:
Acceptance Period means the period of time set forth in Clause 4.2, unless another acceptance period is expressly set forth in the relevant SOW or mutually agreed upon by the Parties in writing;
Accepted means the earlier of: (i) when G42 has issued a written notice confirming that the relevant Milestone has been achieved (and Acceptance shall be construed accordingly); or (ii) expiry of the applicable Acceptance Period;
Affected Party has the meaning given to it in Clause 15.11(a);
Affiliate means, in relation to a Party, any person directly Controlling, Controlled by or under direct or indirect Common Control with that Party from time to time;
Agreement means the Clauses of the main body of this agreement, together with:
(a)    the Schedule to it; and
(b)    each SOW that has been agreed by G42 and the Supplier in accordance with Clause 2;
Anti-corruption Laws means all applicable laws, decrees and regulations prohibiting corruption and improper payments to government officials, commercial bribery, money laundering, and other similar anti-bribery and anti-corruption laws and regulations, including but not limited to, the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act of 2010;
Applicable Law means:
(a)    any statute, regulation, determination, by-law, declaration, ministerial direction or other subordinate legislation;
(b)    the common law and laws of equity;

[***]

CONFIDENTIAL
Master Services Agreement
[***]
(c)    any binding court order, judgment or decree;
(d)    any industry code, policy or standard;
(e)    any Anti-corruption Laws; and
(f)    any regulations, requirements, by-laws, direction, policy, rule or order that is made or given by any Regulatory Body;
Business Day means a day other than a Saturday, Sunday or public holiday in the [***];
Commencement Date means the date on which this Agreement is signed by both Parties;
Confidential Information all data, information, and material in any medium or format relating to the business, customers, suppliers, employees, officers, systems or affairs of a Disclosing Party (or by or on behalf of its Affiliates) that is or has been (at any time):
(a)    disclosed by or on behalf of the Disclosing Party (or on behalf of its Affiliates) to the Receiving Party (or its Affiliates) under or in connection with this Agreement or any SOW, whether orally, electronically, in writing or otherwise, including copies of such information; or
(b)    learnt, acquired or generated by or on behalf of the Disclosing Party (or on behalf of its Affiliates) in connection with this Agreement or any relevant SOW (including the terms of this Agreement and each SOW).
Unless otherwise agreed by the Parties, all G42 Information will be deemed to be Confidential Information of the [***];
Controlling (including the terms Controlling, Controlled by and under Common Control) with respect to the relationship between two or more persons, means the power, directly or indirectly, to direct or cause the direction of a person, regardless of whether through the ownership of assets or shares, by contract, or in any other way;
Deliverable means any [***] delivered or to be delivered by the Supplier in accordance with, under or in relation to any SOW, as further described in the relevant SOW;
Disclosing Party means the Party disclosing or making available Confidential Information to the other Party or for the other Party’s benefit, or the Party to whom the Confidential Information relates;
EULA means the version of the Supplier’s End User License Agreement set out in Schedule 2, which is incorporated into any SOW under which Licensed Software is supplied (unless otherwise specified in the relevant SOW);
Fees means the fees payable by G42 to the Supplier for the supply of the Services, as set out in the relevant SOW;
Force Majeure Event means any event the occurrence of which is beyond the reasonable control of the Affected Party, which could not be prevented by the Affected Party undertaking reasonable precautions, to the extent such event prevents or delays the performance of such Affected Party’s obligations under this Agreement, including any relevant SOW;
Foreground IPRs means:
(a)    all Intellectual Property Rights in any Deliverables created by the Supplier (or by a third party on behalf of the Supplier) in connection with this Agreement and updates and amendments of such Deliverables including (but not limited to) [***] prepared by the Supplier in relation to such Deliverables; and/or

[***]

CONFIDENTIAL
Master Services Agreement
[***]
(b)    Intellectual Property Rights arising as a result of the performance of the Services specifically for G42 by the Supplier under this Agreement, but shall not include: (i) Supplier Background IPRs; (ii) any Intellectual Property Rights subsisting in the Supplier’s Confidential Information; or (iii) any Intellectual Property Rights in the Licensed Software;
G42 Background IPRs means:
(a)    Intellectual Property Rights owned by G42 before the relevant SOW Effective Date, including any such Intellectual Property Rights subsisting in any of G42’s knowhow, documentation, processes and procedures; and/or
(b)    Intellectual Property Rights created by G42 (or on G42’s behalf) independently of this Agreement during the term of this Agreement;
G42 Customer means any third party receiving services from [***] that are dependent on the Services supplied by the Supplier under a SOW.
G42 Dependency has the meaning given to it in Clause 4.2.
G42 Information means any data, text, drawings, diagrams, images or other information (together with any database made up of any of these) embodied in any electronic, magnetic, optical or tangible media which relates to a member of the G42 Group or any client or customer of a member of the G42 Group (or their respective operations, facilities, assets, products, research, sales, transactions, employees or other personnel) and:
(a)    which are developed, received or acquired by the Supplier (or any of the Supplier’s Affiliates) in the course of performing the Services;
(b)    which are supplied to the Supplier by or on behalf of a member of the G42 Group in connection with this Agreement (including any SOW); and/or
(c)    which the Supplier is required to generate, process, store or transmit pursuant to this Agreement (including any SOW);
G42 Information does not include any of the Supplier’s Confidential Information or Supplier Background IPRs.
G42 Group means each of:
(a)    G42;
(b)    any Affiliate of G42 from time to time (including [***]);
(c)    any joint venture company or other legal entity in which G42 (or another entity falling with paragraph (b) above) owns [***] or more of the issued share capital; and
(d)    any other entity that G42 may notify the Supplier from time to time is a member of the G42 Group;
G42 Project Representative means such G42 project representative as may be specified in the relevant SOW and/or any other person as G42 may notify to the Supplier from time to time;
Good Industry Practice in relation to any activity and any circumstance, means the exercise of that degree of professionalism, skill, diligence, prudence and foresight which would be expected from a skilled and experienced service provider (which is a leader in the field of

[***]

CONFIDENTIAL
Master Services Agreement
[***]
providing equivalent services to the Services) engaged in the same type of activity under the same or similar circumstances;
Indemnified Person(s) means: (a) in respect of: (i) G42’s indemnification obligations under Clause 10.2(a), the Supplier; and (ii) the Supplier’s indemnifications under Clause 10.2(b), G42; and (b) in respect of the Supplier’s indemnification obligations under Clause 10.3, G42 and the other members of the G42 Group;
Insolvency Event means the occurrence of any one or more of the following events in relation to a Party:
(a)    such Party becomes unable to pay its debts admits its inability to pay its debts or becomes insolvent;
(b)    a petition is presented, an order made or a resolution passed for the liquidation (otherwise than for the purposes of a solvent amalgamation or reconstruction), administration, bankruptcy or dissolution of such Party;
(c)    an administrative or other receiver, manager, trustee, liquidator, administrator or similar person or officer is appointed to such Party and/or over all or any part of the assets of the Party;
(d)    such Party enters into or proposes any composition or arrangement concerning its debts with its creditors (or any class of its creditors) generally; or
(e)    anything equivalent to any of the events or circumstances listed in limbs (a) to (d) (inclusive) occurs in any applicable jurisdiction;
Intellectual Property Rights or IPR means: (i) patents, rights to inventions, designs, copyright and related rights, database rights, trade marks, related goodwill and the right to sue for passing off and/or unfair competition and trade names, in each case whether registered or unregistered; (ii) proprietary rights in domain names; (iii) the right to use, and protect the confidentiality of, confidential information (including knowhow and trade secrets); (iv) applications, extensions and renewals in relation to any of these rights; and (v) all other rights of a similar nature or having an equivalent effect anywhere in the world;
IPR Claim means any third party claim that:
(a)    the supply, or use by [***] of any Deliverable;
(b)    the assignment or grant of any licence of any Intellectual Property Rights or right to use Licensed Software under this Agreement and the EULA; or
(c)    the provision, or [***] taking the benefit, of any of the Services, infringes the Intellectual Property Rights of any third party, including circumstances where:
(d)    any [***] is subject to a claim initiated by an end user or other third party; and
(e)    such claim arises as a result of a third party alleging that the relevant end user’s or third party’s access or use of any Deliverable or receipt or benefit of the Services infringes the Intellectual Property Rights of any third party;
Key Personnel means the individuals identified as key personnel in a SOW, or any replacement individuals appointed by the Supplier pursuant to Clause 4.3;
Liability Cap means the liability cap specified in the relevant SOW;
Licence Term means, in respect of each item of Licensed Software, the duration of the licence as specified in the relevant SOW or EULA (as applicable);

[***]

CONFIDENTIAL
Master Services Agreement
[***]
Licensed Software means such software as:
(a)    the Supplier makes generally available commercially (whether by way of sale, lease or licence) under this Agreement and the EULA; and
(b)    any other software, including Third Party Software that is specified as licensed software in the relevant SOW;
Loss means any loss, expense, fine, penalty, liability, damages or cost;
Malicious Software means any software program or code intended to destroy, interfere with, corrupt, or cause undesired effects on hardware, program files, data or other information, executable code or application software macros, whether or not its operation is immediate or delayed, and whether the malicious software is introduced wilfully, negligently or without knowledge of its existence and includes computer programs commonly referred to as worms, trojan horses, time or logic bombs, and disabling codes or routines;
Milestone means an event or task described in a SOW which, if applicable, shall be completed by the relevant Milestone Date;
Milestone Date means the date set out against the relevant Milestone in a SOW by which the Milestone must be achieved;
Named Customer means, in respect of each item of Licensed Software, a customer licensed to use such Licensed Software in accordance with this Agreement, as specified in the relevant SOW;
Notice Period means any minimum period of notice that will apply under a SOW if G42 exercises its termination rights under Clause 9.1 in respect of such SOW;
Notified Subcontractor means any subcontractor listed in the relevant SOW in respect of whom G42’s consent under Clause 13.1 is deemed given;
Object Code means any Deliverable that is software and/or data in machine-readable, compiled object code form;
Open Source Software means
(a)    open source software as defined by the Open Source Initiative (http://opensource.org); or
(b)    any other software which, as a condition of its use, development or redistribution, requires that such software, any modifications to that software and/or any other software with which it is combined or distributed be disclosed or distributed in source code form;
Performance Standard means any performance standard described in or applicable under a SOW, including any service level or KPI.
Receiving Party means the Party to whom or for whose benefit the Confidential Information is disclosed;
Regulatory Body means any person or professional body or law enforcement agency anywhere in the world (including the UAE) having regulatory, supervisory or governmental authority (whether under a statutory scheme or otherwise) to regulate, investigate or influence all or any part of the Services or all or any part of the businesses, assets, resources, operations or employees of the Supplier, any relevant Affiliate of the Supplier and/or any relevant member of the G42 Group;

[***]

CONFIDENTIAL
Master Services Agreement
[***]
Reimbursable Expense has the meaning given to it in Clause 6.9;
Sanctioned Person means:
(a)    a person that appears on the OFAC’s Specially Designated Nationals and Blocked Persons (“SDN”) List, the OFAC Consolidated List, the European Union (“EU”) Consolidated List, or the Consolidated list of financial sanctions targets in the United Kingdom, or is otherwise designated as a person with whom business is restricted or prohibited by a government or other sanctioning authority;
(b)    the government, including any political subdivision, agency, or instrumentality thereof, of any country region against which is maintained territory-wide economic Sanctions or an embargo, which on the date hereof includes the Crimea region of Ukraine, Cuba, Iran, North Korea, Syria and Venezuela (a “Sanctioned Country”);
(c)    a person ordinarily resident in, or entity registered in or established under the jurisdiction of a Sanctioned Country or
(d)    a person with whom any Party is prohibited from transacting business pursuant to any Sanctions;
Sanctions means any trade, economic or financial sanctions, regulations, embargoes or other similar restrictive measures administered, enacted or enforced by any sanctions authority of UN, US, UK and/or EU or the governments and official institutions or agencies of any of the foregoing;
Service Credits means credits which become payable to G42 [***] when the Performance Standards are not achieved, as further described in the relevant SOW;
Services means:
(a)    the services and any Deliverables described or expressly incorporated by reference into a SOW; and
(b)    any services, functions or responsibilities not specifically described in this Agreement or the relevant SOW but which are incidental to and required for the proper performance and provision of the services described or referred to in this Agreement and the relevant SOW, as such services may be supplemented, enhanced, modified or replaced from time to time by written agreement between the Parties in accordance with Clause 15.4;
Source Code means any Deliverable that is identified as software in the SOW, expressed in an [***], together with all relevant documentation and technical information reasonably required to enable a person having commercially available computer programming skills to read, understand and modify the Deliverable;
SOW means a document, agreed in accordance with Clause 2, that describes the Services to be provided by the Supplier, the timetable for their performance and the related matters listed in the template statement of work set out in the Schedule to this Agreement;
SOW Effective Date has the meaning given to it in Clause 3.2;
Specification means, in respect of any Deliverable, the specification set out or referred to as a requirement in the relevant SOW;

[***]

CONFIDENTIAL
Master Services Agreement
[***]
Supplier Background IPRs means:
(a)    Intellectual Property Rights owned by or licensed to the Supplier before the relevant SOW Effective Date, for example those subsisting in the Supplier’s standard development tools, Software (as defined in the EULA), documentation, data sets, models, program components or standard code used in computer programming or in physical or electronic media containing the Supplier’s knowhow or generic business methodologies;
(b)    Intellectual Property Rights created by the Supplier (or on the Supplier’s behalf) which are separate and independent from any Deliverable supplied under this Agreement (from the Commencement Date) and under the applicable SOW (from the applicable SOW Effective Date); and/or
(c)    Intellectual Property Rights owned by, licensed to or created by the Supplier in any improvements, derivatives, updates, enhancements and upgrades to any items covered under limbs (a) and (b), which in each case (of limbs (a), (b) and (c)) are used before or during the performance of this Agreement (whenever and to the extent necessary) for designing, testing implementing or providing the Services, but expressly excluding Intellectual Property Rights in any G42 Information and any G42 Background IPRs;
Supplier Personnel means the directors, officers, employees, workers, agents, auditors, consultants or subcontractors of the Supplier and its Affiliates (and includes the directors, officers, workers, employees of such agents, auditors, consultants or subcontractors);
Supplier Project Representative means such Supplier project representative as may be specified in the relevant SOW and/or any other person as the Parties may agree from time to time;
Termination Compensation means such payment as may be determined in accordance with the relevant SOW;
Third Party Software means software supplied as Licensed Software which is proprietary to a third party, as specified in the relevant SOW; and
VAT has the meaning ascribed to it in Federal Decree Law No (8) of 2017 on Value Added Tax (as amended and updated from time to time) and any other laws, resolutions, regulations and circulars issued by the Federal Tax Authority (as established pursuant to Federal Decree Law No. (13) of 2016) in connection thereof.
1.2    In this Agreement:
(a)    references to persons include natural persons, firms, partnerships, limited liability partnerships, companies, corporations, unincorporated associations, local authorities, governments, states, foundations and trusts (in each case whether or not having separate legal personality) and any agency of any of the above; and
(b)    references to a Party to this Agreement include references to the successors or assigns (immediate or otherwise) of that Party.
References to “Clauses” are to clauses in the main body of this Agreement, references to “Schedule” are to schedule of this Agreement and references to “paragraphs” are to paragraphs of the Schedule or the SOWs.
1.3    The Clause, Schedule and paragraph headings in this Agreement are for convenience and do not affect its interpretation.

[***]

CONFIDENTIAL
Master Services Agreement
[***]
1.4    Any phrase introduced by the expressions “including”, ”include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms.
1.5    References to the singular include the plural and vice versa, and references to one gender include the other gender.
1.6    Any reference to a statute, statutory provision or subordinate legislation (“legislation”)
(except where the context otherwise requires) shall be:
(a)    deemed to include any bye laws, licences, statutory instruments, rules, regulations, orders, notices, directions, consents or permissions made under that legislation; and
(b)    construed as referring to any legislation which replaces, re-enacts, amends or consolidates such legislation (with or without modification) at any time.
1.7    In the case of any inconsistency between any provision of the Schedule to this Agreement and any term of this Agreement, the latter shall prevail.
1.8    References to a Regulatory Body shall be deemed to include a reference to any successor to such Regulatory Body or any organisation or entity which has taken over either or both the functions and responsibilities of Regulatory Body. References to other persons shall include their successors and assignees.
1.9    Any reference to an English legal expression for any action, remedy, method of judicial proceeding, legal document, legal status, court, official or any legal concept or thing shall, in respect of any jurisdiction other than England, be deemed to include a reference to what most nearly approximates in that jurisdiction to the English legal expression.
2.    SOWS
2.1    This Clause 2 sets out a framework for the Parties to agree individual SOWs under which the Supplier shall provide certain Services to G42.
2.2    G42 shall be entitled from time to time to request in writing, including by email, the provision of Services from the Supplier. Upon agreement by the Parties of the scope of the Services, timeframes and Fees payable, the Parties shall execute a SOW.
2.3    Each SOW agreed by the Parties under this Clause 2 shall form part of this Agreement and shall not form a separate contract to it.
2.4    Each SOW is governed by
(a)    the Clauses of this Agreement (including its Schedule);
(b)    any additional terms set out in that SOW; and
(c)    to the extent Licensed Software is supplied under the SOW, the EULA.
2.5    If there is any conflict or inconsistency between:
(a)    any of the terms of the main body Agreement and its Schedule; and
(b)    any additional terms set out in any SOW,
the terms of the main body this Agreement (including its Schedule) shall prevail unless expressly agreed otherwise in the relevant SOW (which shall include an express reference to the specific terms of this Agreement that the SOW is intended to amend and prevail over).

[***]

CONFIDENTIAL
Master Services Agreement
[***]
Notwithstanding anything to the contrary, in the event of any inconsistency between this Agreement, any SOW and the EULA, if that conflict or inconsistency is with respect to the use of any Licensed Software that may be supplied under the relevant SOW (referred to as “Software” in the EULA), the EULA shall prevail, and if that conflict or inconsistency is respect to any matter other than the use of the Licensed Software, then the provisions this Agreement shall apply.
2.6    The Supplier acknowledges and agrees that it is engaged on a non-exclusive basis and nothing in this Agreement shall prevent G42 from procuring services that are identical or similar to any Services from a third party.
2.7    Nothing in this Agreement shall be construed as preventing the Supplier from supplying any goods or services to any third parties.
3.    TERM
Duration of Master Services Agreement
3.1    The main body of this Agreement (including its Schedule) shall come into effect on the Commencement Date and shall continue unless terminated earlier in accordance with Clause 9.
Duration of SOWs
3.2    Each SOW will become effective on the date specified in the SOW (the “SOW Effective Date”). The term of each SOW commences on the date specified in the relevant SOW and continues until:
(a)    the end date specified in the relevant SOW; or
(b)    [***],
unless extended or terminated earlier in accordance with the terms of the relevant SOW or this Agreement.
4.    SUPPLIER’S RESPONSIBILITIES
4.1    The Supplier shall:
(a)    supply the Services and the Deliverables in accordance with Good Industry Practice and the relevant SOW;
(b)    ensure that the Services and Deliverables comply in all material respects with the SOW and [***];
(c)    ensure that the Deliverables, and all goods, materials, standards and techniques used in providing the Services are of the quality specified in the SOW and [***];
(d)    to the extent G42’s requests are reasonable, cooperate with G42 in all matters relating to the Services, and comply with G42’s and any relevant G42 Project Representative’s reasonable instructions;
(e)    before the date on which the Services are to start, obtain and maintain during the term of the relevant SOW, all necessary licences and consents and comply with all relevant legislation in relation to:
(i)    the Services; and
(ii)    the installation and use of the Supplier’s equipment.

[***]

CONFIDENTIAL
Master Services Agreement
[***]
(f)    observe all applicable health and safety rules and regulations and any other reasonable security requirements that apply from time to time (and that are communicated to the Supplier in writing prior to access) in respect of any premises where the Supplier Personnel supply the Services. G42 reserves the right, acting reasonably, to refuse any of the Supplier Personnel involved in the provision of the Services access to G42’s or its customer’s premises, which access shall only be given to the extent G42 considers necessary for the performance of the Services. If access by Supplier Personnel to G42’s or its customer’s premises is necessary for the Supplier to perform the relevant SOW, then G42’s unreasonable refusal or delay in granting such access to Supplier Personnel shall entitle the Supplier to apply for relief from liability under Clause 4.2 (below);
(g)    hold all G42’s materials in safe custody at the Supplier’s own risk, maintain such materials in good condition until returned to G42, and not dispose of or use such materials other than in accordance with G42’s written instructions or authorisations;
(h)    take good care of any equipment provided by G42;
(i)    not do or omit to do anything which may cause G42 to lose any licence, authority, consent or permission on which it relies for the purposes of conducting its business;
(j)    notify G42 in writing [***] upon the occurrence of a change of Control of the Supplier or its ultimate parent company; and
(k)    comply with any additional obligations imposed on it as set out in a SOW.
4.2    Time is of the essence in relation to any performance dates for the Supplier that are agreed under the relevant SOW, including any Milestone or Milestone Date. If the Supplier fails to meet the relevant deadlines (subject to the provisions set out in Clause 15.11 (Force Majeure Event) and in respect of G42 Dependencies as set out in this Clause 4.2), then (without prejudice to G42’s right to terminate this Agreement (in whole or in part) and any other rights it may have (including under the SOW)), G42 may:
(a)    [***];
(b)    [***];
(c)    [***];
(d)    have any sums previously paid by G42 to the Supplier in respect of the affected Services refunded by the Supplier.
Acceptance. G42 will use [***] to notify the Supplier of its acceptance or rejection of a Milestone [***] after the date on which the Supplier notifies G42 that the Supplier considers such Milestone is completed (“Notification Date”), which shall not exceed [***] from such Notification Date (“Acceptance Period”). A failure or delay by G42 to notify the Supplier of its acceptance or rejection of a Milestone before the expiry of the Acceptance Period shall constitute deemed acceptance of the relevant Milestone.
G42 Dependencies. To the extent the Supplier fails to comply with this Clause 4.2 as a result of a failure by G42 to perform a G42 Dependency (or, subject to the provisions of Clause 15.11, if a Force Majeure Event occurs), the Supplier will not be liable for such failure to comply and will not be treated as being in breach of this Agreement or the relevant SOW, provided that the Supplier: (i) [***] notifies G42 in writing if it is seeking to rely on the relief from liability under this Clause 4.2, giving reasonable details of the basis on which such relief is claimed; (ii) uses [***] to minimise the effect of the relevant failure by G42 to meet a G42 Dependency on the Supplier’s ability to meet the relevant performance date; and (iii) resumes the performance of the affected obligations in accordance with this Agreement and the relevant SOW [***] after the relevant G42 Dependency is met. For the purposes of this Clause

[***]

CONFIDENTIAL
Master Services Agreement
[***]
4.2, a “G42 Dependency” means any dependency on G42 that may be set out in the relevant SOW.
4.3    In relation to the Supplier Personnel, the Supplier shall:
(a)    use the Key Personnel in the provision of the Services and procure that the Key Personnel spend such percentage of their working hours in the provision of the Services as may be specified in the relevant SOW;
(b)    ensure that all Supplier Personnel involved in the provision of the Services have suitable skills and experience to enable them to perform the tasks assigned to them, and that such personnel are in sufficient number to enable the Supplier to fulfil its obligations under this Agreement;
(c)    retain overall control of such Supplier Personnel at all times so that the Supplier Personnel shall not be deemed to be employees, agents or contractors of G42;
(d)    ensure that the Supplier Project Representative has authority to contractually bind the Supplier on all matters relating to the Services;
(e)    promptly inform G42 of the absence (or the anticipated absence) of any of the Key Personnel, and if so required by G42, provide a suitably qualified replacement for such individual; and
(f)    not make any changes to the Key Personnel throughout the term of the relevant SOW and obtain the prior written approval of G42 to any replacements for such individuals.
4.4    The Supplier represents, warrants and undertakes that:
(a)    it is duly incorporated and validly existing under the laws of the State of Delaware and is fully qualified and empowered to own its assets and carry on its business;
(b)    it has the requisite power and authority to enter into this Agreement (including each SOW) and to perform the obligations contemplated by this Agreement (including each SOW);
(c)    it has obtained, and undertakes that it will maintain at all times, at its own cost, all consents, licences and permissions required by it to perform each of the Services;
(d)    it will, at all times during the performance of the Services, keep itself acquainted with and comply with all Applicable Law;
(e)    it will perform its obligations under this Agreement and the relevant SOW in a manner that does not infringe, or constitute an infringement or misappropriation of, any third party Intellectual Property Rights;
(f)    there are no actions, suits or proceedings in existence or threatened that might affect the Supplier’s ability to perform its obligations under this Agreement or the relevant SOW;
(g)    neither it nor any person or entity that will perform services under this Agreement (including any Supplier Personnel): (i) is a Sanctioned Person; (ii) has violated Sanctions in any material respect; or (iii) is engaged, or will engage, in any dealings that are reasonably likely to result in the designation of the Supplier or G42 as a Sanctioned Person;
(h)    no transactions conducted pursuant to this Agreement will be undertaken in violation of: (i) Sanctions or (ii) applicable U.S. or EU export controls, including the unauthorised export, reexport or transfer of any item, including technical data, that is

[***]

CONFIDENTIAL
Master Services Agreement
[***]
subject to the U.S. Export Administration Regulations to any person on the U.S. Department of Commerce Entity List;
(i)    it will not, nor will the Supplier Personnel, accept or give any commission or gift or other financial benefit or inducement from or to any person in connection with the Services and will ensure that its employees, agents and subcontractors will not accept or give any such commission, gift, benefit or inducement, and will immediately give G42 details of any such commission, gift, benefit or inducement which may be offered;
(j)    it will comply with all G42’s reasonable physical and data security requirements in respect of access to G42 Information, provided those requirements are communicated to the Supplier in writing and agreed to prior to the relevant SOW being entered into;
(k)    it will notify G42 [***] and comply with all reasonable and lawful directions of G42 if Supplier becomes aware of the contravention of any G42 physical security requirement, data security requirement or personal data breach; and
(l)    it will promptly return to G42 and/or destroy any copies of G42 Information and/or the Licensed Materials in accordance with any request made by G42 from time to time.
Malicious Software
4.5    Without limiting any obligations of the Supplier under this Agreement or any SOW regarding Malicious Software and related activities, the Supplier represents, warrants and undertakes that:
(a)    it will not knowingly insert or include, or permit or cause any Supplier Personnel to insert or include, any Malicious Software into any of the Supplier’s systems, any Deliverable or any software or systems used by G42 (the “Relevant Software/Systems”);
(b)    it will use up-to-date, industry accepted anti-virus software to check for and prevent any Malicious Software being introduced into any of the Relevant Software/Systems; and
(c)    to the extent that any Malicious Code is found in any of the Relevant Software/Systems as a result of any failure Supplier to comply with the requirements of this Agreement or any SOW (including this Clause 4.5), it will:
(i)    co-operate with the G42 Group to reduce the effect of such Malicious Software; and
(ii)    assist the G42 Group to mitigate any losses resulting from such Malicious Code (including loss of operational efficiency and loss or corruption of G42 Information) and to restore the affected Relevant Software/Systems to their normal operating efficiency.
4.6    If there is a breach of any provision of this Clause 4 by the Supplier, the Supplier shall remedy such breach at its own cost [***], without prejudice to any other rights or remedies of any member of the G42 Group, whether under this Agreement, the relevant SOW or otherwise.

4.7    Disclaimer. Notwithstanding anything to the contrary herein, Clause 4.1(a), Clause 4.1(b), Clause 4.1(c), Clause 4.1(k) and Clause 4.4(e) shall not apply, and Supplier expressly disclaims any warranties or responsibility whatsoever with respect to nonconformance of the relevant Deliverables or Services or claims to the extent the nonconformity or claim is caused in whole or in part by: (i) compliance with G42’s specifications, designs, IPRs, data, instructions, requirements or other G42 or third-party contributions (provided that the

[***]

CONFIDENTIAL
Master Services Agreement
[***]
Supplier has used Good Industry Practice in the course of advising G42 on the possible risks of complying with such specifications, designs, IPRs, data, instructions, requirements or contributions to the extent the risks are known or should have been known by Supplier); (ii) Deliverables or Services not used for the purpose created, or in a normal and proper manner, in accordance with and by reference to the Documentation or Specifications for such Deliverables or Services provided by the Supplier; (iii) Deliverables or Services modified, misused or altered by anyone other than Supplier or its authorized representatives or agents (provided that the modification, misuse or alteration is contrary to modifications, use or alterations reasonably foreseeable under the Documentation or Specifications for such Deliverables or Services provided by the Supplier); (iv) the combination of the Deliverables or Services with other data, materials, software, products or equipment not provided or authorized by Supplier (except to the extent such combination is reasonably contemplated by the Documentation or Specifications for such Deliverables or Services provided by the Supplier); or (v) subject to Clause 15.11, any Force Majeure Event. G42 acknowledges that Supplier shall not be liable for any costs and expenses incurred to remedy or cure any defect or nonconformance to the extent the exclusions set forth in the Disclaimers in this Clause 4.7(i) through (v) apply. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, TO THE FULLEST EXTENT PERMITTED BY LAW, SUPPLIER AND ITS AFFILIATES, LICENSORS, AND SUBCONTRACTORS: (A) MAKE NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, AND (B) DISCLAIM ALL WARRANTIES, EXPRESS, IMPLIED, OR STATUTORY, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NON-INFRINGEMENT OF THIRD PARTY RIGHTS. SUPPLIER AND ITS AFFILIATES, LICENSORS, AND SUBCONTRACTORS DO NOT WARRANT THAT THE DELIVERABLES, SERVICES OR OUTPUT ARE ACCURATE, COMPLETE, ERROR-FREE OR UNINTERRUPTED, NOR DOES SUPPLIER WARRANT THAT THE DELIVERABLES OR SERVICES WILL PRESERVE OR MAINTAIN G42’S OR THIRD PARTY DATA WITHOUT LOSS. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE DELIVERABLES, SERVICES AND OUTPUT ARE PROVIDED “AS IS” AND “AS AVAILABLE.” EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, SUPPLIER DOES NOT MAKE ANY WARRANTIES AND SHALL HAVE NO OBLIGATIONS WITH RESPECT TO THIRD PARTY SOFTWARE OR APPLICATIONS. The foregoing warranty, disclaimers and limited remedies do not apply to Licensed Software provided or made available by Supplier, which is governed by the EULA or other applicable license terms.
4.8    Without prejudice to G42’s other rights or remedies, whether under this Agreement, the relevant SOW or otherwise, if:
(a)    the Supplier receives a written notice from G42 that a material breach of this Agreement has occurred; or
(b)    the Supplier becomes aware (on an actual or imputed basis) that a material breach has occurred, then the Supplier shall: (i) provide G42 with a remedial plan within [***] of (a) or (b), whichever occurs first; and (ii) implement such plan within [***] of (a) or (b), whichever occurs first.
5.    PERFORMANCE STANDARDS
5.1    With effect from the relevant SOW Effective Date, the Supplier shall perform the Services so as to achieve the applicable Performance Standards.
5.2    The relevant SOW sets out the circumstances in which Service Credits will be payable by the Supplier.
5.3    The Parties agree that:
(a)    the payment of Service Credits is without prejudice to any other rights or remedies available to G42, whether under this Agreement, the relevant SOW or otherwise; and

[***]

CONFIDENTIAL
Master Services Agreement
[***]
(b)    G42 shall be entitled to [***].
6.    PAYMENT
6.1    G42 shall pay the Fees to the Supplier in accordance with this Clause 6 and the relevant SOW.
6.2    The Supplier shall submit invoices to G42 for the Fees in accordance with the provisions set out in the relevant SOW.
6.3    Each invoice submitted by the Supplier shall:
(a)    be calculated in accordance with this Agreement;
(b)    contain sufficient detail to enable G42 to verify its accuracy; and
(c)    addressed and delivered in accordance with G42’s reasonable written requirements from time to time.
6.4    Subject to Clause 6.5, G42 shall pay each invoice complying with this Clause 6 within [***] from the date of receipt of the invoice or in accordance with the relevant SOW, provided that an invoice shall be deemed to be properly rendered only once the Supplier has submitted all documents reasonably required by G42 (or the G42 Project Representative) to support each invoice. If the Fees payable under the SOW are calculated on a time and materials basis, such documents shall include timesheets evidencing time spent and signed by the G42 Project Representative. All invoices and supporting documentation must be sent to the invoice address specified in the SOW.
6.5    G42 shall have the right to deduct from any monies due or which may become due to the Supplier, any undisputed monies or sums recoverable from the Supplier to G42 in respect of any undisputed claims against the Supplier.
6.6    If there is a good faith dispute about whether any amount is payable to the Supplier under this Agreement, G42 may withhold the amount in dispute until the dispute is resolved; provided however, G42 shall notify Supplier within [***] of receipt of any invoice if there is any dispute. Failure to notify Supplier of any such dispute shall be deemed an undisputed invoice subject to timely payment in accordance with this Clause 6 and the relevant SOW; provided however, failure by G42 to notify the Supplier of such a dispute within such time period or payment of the relevant invoice by G42 shall not be deemed to prejudice or operate as a waiver of G42’s rights or remedies, whether under this Agreement or Applicable Law.
6.7    All sums due to the Supplier under this Agreement are exclusive of VAT (if applicable) which will be charged in addition in accordance with the relevant regulations in force at the time of making the relevant taxable supply and must be paid by G42 against receipt from the Supplier of a valid VAT invoice in respect thereof.
6.8    Unless otherwise expressly set out in this Agreement or agreed between the Parties in writing, the obligation to pay the Fees (together with any applicable VAT) will constitute G42’s entire payment liability to the Supplier under this Agreement. [***].
6.9    The Parties agree that:
(a)    the Fees payable under each SOW exclude [***] (“Reimbursable Expenses”); and
(b)    the Supplier shall be entitled to invoice for and be reimbursed for such Reimbursable Expenses, provided that they are:
(i)    agreed to in writing by G42 before they are incurred by the Supplier (such as where they are specified in the relevant SOW); and

[***]

CONFIDENTIAL
Master Services Agreement
[***]
(ii)    supported by the Supplier providing sufficient information in writing to enable G42 to reasonably assess whether they are properly payable.
7.    INTELLECTUAL PROPERTY RIGHTS
7.1    The Parties agree as follows:
(a)    each Party undertakes not to do or permit anything which may adversely affect the IPR of the other Party or its Affiliates, or assist or allow others to do so; and
(b)    G42 shall not and shall not permit any of its Affiliates or end users to disassemble, reverse compile, reverse engineer, decompile, download, copy, or otherwise translate the Supplier’s Background IPRs in the Licensed Software or Supplier’s Confidential Information, except as otherwise permitted under this Agreement (including under any SOW).
7.2    Except as expressly set out in this Agreement:
(a)    G42 shall not acquire any right, title or interest in or to the Supplier Background IPRs; and
(b)    the Supplier shall not acquire any right, title or interest in or to the Intellectual Property Rights of G42 or its licensors, including G42 Background IPRs, the Foreground IPRs and the Intellectual Property Rights in G42 Information.
7.3    Where either Party acquires, by operation of law, title to Intellectual Property Rights that is inconsistent with the allocation of title set out in Clause 7.2, it shall assign in writing such Intellectual Property Rights as it has acquired to the other Party on the request of the other Party (whenever made).
7.4    The Parties agree that:
(a)    the Supplier shall have no right to use any of G42’s names, logos or trade marks on any of its products or services without G42’s prior written consent; and
(b)    G42 shall have no right to use any of the Supplier’s names, logos or trade marks on any of its products or services without the Supplier’s prior written consent.
Foreground IPRs
7.5    The Supplier acknowledges and agrees that the Foreground IPRs shall be owned by G42.
7.6    Pursuant to Clause 7.5 the Supplier hereby assigns to G42 absolutely by way of present and future assignment, with full title guarantee, the Foreground IPRs including but not limited to any that are comprised in any Deliverables, together with the right to bring, make, oppose, defend, appeal proceedings, claims or actions and obtain relief (and to retain any damages recovered) in respect of any infringement, or any other cause of action arising from ownership, of such Foreground IPRs whether occurring before, on, or after the date of this Agreement.
7.7    To the extent that any title to the Foreground IPRs remains vested in the Supplier, the Supplier shall do all further acts and things, including the entering into of a further assignment, in order to vest full title in the same in G42.
7.8    To the extent that any of the Services are performed by or any Deliverable is developed by a third party, the Supplier shall ensure that any Foreground IPRs arising from the work of any such third party shall be assigned to G42 absolutely.

[***]

CONFIDENTIAL
Master Services Agreement
[***]
7.9    The Supplier shall:
(a)    inform G42 of any Deliverable and/or any element of Foreground IPRs that constitutes a modification or enhancement to software containing the Supplier Background IPRs (including software owned by third parties);
(b)    deliver to G42 any software that is comprised in any Deliverable in both Source Code and Object Code forms), other related documentation in accordance with the timetable set out in the relevant SOW and shall provide updates of the Source Code [***] following each new release of the relevant Deliverable, in each case on media that is reasonably acceptable to G42;
(c)    provide full details to G42 of any Supplier Background IPRs which are embedded in or which are an integral part of the Deliverable or any other Deliverable (including any Intellectual Property Rights owned by a third party);
(d)    obtain any assignments of Intellectual Property Rights from members of the Supplier Personnel and/or any other third parties that are necessary to give effect to Clauses 7.2, 7.5 and 7.6; and
(e)    procure that each member of the Supplier Personnel and any other relevant third parties waive any moral rights (as conferred by Chapter IV of the Copyright, Designs and Patents Act 1988 or any analogous or equivalent law) in relation to any copyright work forming part of any Deliverable.
Supplier Background IPRs
7.10    Subject to Clause 9.7, the Supplier grants to G42 a perpetual, irrevocable, non-exclusive, royalty-free, worldwide and sub-licensable (in accordance with Clause 7.12) licence to use (including but not limited to the right to [***]) the Supplier Background IPRs (excluding the Licensed Software) to the extent necessary for any member of G42 Group to enjoy the full benefit of the Services and the Deliverables supplied under this Agreement.
7.11    The licence granted under Clause 7.10 shall take effect on the date that the relevant Supplier Background IPRs are first made available in a Deliverable to a member of the G42 Group by or on behalf of the Supplier.
7.12    G42 may grant a sub-licence of its rights under Clause 7.10 to any member of the G42 Group or any Named Customer, provided G42 procures that the relevant member of the G42 Group and/or Named Customer’s access and/or use rights shall at all times be in accordance with the terms of this Agreement and the EULA or relevant license agreement (to the extent Licensed Software is being used by the relevant member of the G42 Group or Named Customer) or is subject to terms of an agreement that are materially equivalent to the terms of this Agreement and the EULA, including but not limited to the Supplier’s liability under the limited warranties (if any) and disclaimers contained herein and therein. G42 shall use [***] to ensure compliance by any such G42 Group member and/or Named Customer with the obligations therein and will use best efforts to enforce the terms of such agreement with G42 Group members and Named Customers in an effort to protect Supplier Background IPRs.
Licensed Software
7.13    The Supplier hereby grants to G42 and each applicable Named Customer a non-exclusive, non-transferable, [***] licence to use the Licensed Software during the relevant Licence Term as set forth in the EULA or relevant SOW or license agreement, provided that.
(a)    “use” of the Licensed Software shall be restricted to use of the Licensed Software in object code form for the normal business purposes of G42 and any applicable Named Customer, including any act which is reasonably incidental to such use, including the

[***]

CONFIDENTIAL
Master Services Agreement
[***]
maintenance of a reasonable number of back-up or test copies of the Licensed Software;
(b)    to the extent the Licensed Software is Third Party Software, G42 understands and agrees that such Third Party Software is licensed to G42 on the terms and conditions of the corresponding third party license or end-user agreement, provided that such terms and conditions are identified by the Supplier in the relevant SOW and agreed to by G42 prior to the relevant SOW Effective Date. Subject to the foregoing sentence, G42 shall, and shall procure that each Named Customer shall, comply with any such third party license or end-user agreements;
and
(c)    neither G42 nor any applicable Named Customer shall have any other right to copy, adapt, reverse engineer, decompile, disassemble or modify the Licensed Software in whole or in part except as permitted by law or to the extent that such action is legitimately required for the purposes of integrating the operation of the Licensed Software with the operation of other software or systems used by G42 or the applicable Named Customer.
Licence granted by G42
7.14    G42 grants to the Supplier a limited, non-exclusive, [***], non-transferable licence to use G42 Background IPRs, the Foreground IPRs and the Intellectual Property Rights in G42 Information during the term of the relevant SOW solely to the extent necessary for the Supplier to supply the Services and perform its other obligations under such SOW (the “Licensed Materials”). For the avoidance of doubt, the Supplier shall not use the Licensed Materials for any other purpose or for the benefit of any persons other than members of G42 Group without G42’s prior written consent, which may be withheld or withdrawn at the sole discretion of G42.
Open Source
7.15    G42 acknowledges and agrees that the Supplier may use Open Source Software in the course of supplying the Services under this Agreement, provided that the Supplier:
(a)    ensures that any Deliverable that is software does not become subject to any obligation to provide any Source Code relating to such Deliverable to any third party, as a result of:
(i)    the relevant software using or otherwise interacting with any Open Source Software;
(ii)    the incorporation of any Open Source Software within the relevant software; and/or
(iii)    the relevant software being otherwise integrated or combined with any Open Source Software; and
(b)    shall not be relieved of any of its liabilities or obligations under this Agreement as a result of the use of any Open Source Software.
7.16    Any use of Open Source Software by the Supplier in relation to this Agreement must not:
(a)    limit or exclude any rights or remedies of any member of G42 Group under this Agreement; or
(b)    require any member of G42 Group to be subject to new or different obligations under this Agreement.

[***]

CONFIDENTIAL
Master Services Agreement
[***]
G42’s suggestions
7.17    Notwithstanding anything to the contrary herein, the Supplier may freely use and incorporate [***] into the Supplier’s products, software and services any suggestions, enhancement requests, recommendations, corrections, or other feedback provided by G42 or by any users of the Services relating to Deliverables or Services, excluding any G42 Information or Licensed Materials.
8.    CONFIDENTIALITY AND PUBLICITY
8.1    In respect of any Confidential Information belonging to or received from a Disclosing Party, the Receiving Party shall:
(a)    keep all such Confidential Information confidential, using at least the same degree of care (but no less than a reasonable degree of care) to safeguard, and to prevent the disclosure to third parties of, such Confidential Information as it applies with respect to the protection of its own information of a similar nature;
(b)    not disclose such Confidential Information to any person except with the prior written consent of the Disclosing Party or in accordance with this Clause 8.1; and
(c)    only use or make copies of such Confidential Information in connection with and to the extent necessary for the purposes of this Agreement or the relevant SOW.
8.2    The Receiving Party shall be entitled to disclose Confidential Information to its personnel who are directly involved in the provision of the Services and for whom such access is reasonably necessary for the proper performance of the Receiving Party’s obligations under this Agreement or the relevant SOW, provided that the Receiving Party:
(a)    informs such personnel that the Confidential Information is confidential;
(b)    ensures that such personnel (other than those already under an obligation of confidence to the Receiving Party or their Affiliates under their employment arrangements) enter into written confidentiality undertakings with the Receiving Party (or an applicable Affiliate) on equivalent terms to this Clause 8, and provides copies of such undertakings to the Disclosing Party if requested;
(c)    ensures that such personnel use the Confidential Information solely in relation to the performance of the Receiving Party’s obligations under this Agreement or the relevant SOW; and
(d)    shall be responsible for all acts and omissions of such personnel as though they were its own acts or omissions under this Agreement and the relevant SOW.
8.3    A Receiving Party may disclose Confidential Information to any regulator, law enforcement agency or other third party if it is mandated to do so by Applicable Law, provided that:
(a)    the Receiving Party shall (provided that it is practical and lawful to do so) notify the Disclosing Party in writing [***] before the disclosure;
(b)    the Parties shall use [***] to consult with each other with a view to agreeing the timing, manner and extent of the disclosure; and
(c)    the Receiving Party shall in any event use [***] to obtain written confidentiality undertakings in its favour from the third party.
If a Receiving Party is unable to inform a Disclosing Party before the Confidential Information is disclosed, it shall (provided that it is lawful to do so) fully inform the Disclosing Party

[***]

CONFIDENTIAL
Master Services Agreement
[***]
immediately afterwards in writing of the circumstances of the disclosure and the Confidential Information which has been disclosed.
8.4    A Receiving Party shall (without limiting a Disclosing Party’s rights or remedies under this Agreement, the relevant SOW or at law) [***] notify the Disclosing Party of any unauthorised possession or use of Confidential Information by any third party of which it becomes aware.
8.5    This Clause 8 shall not apply to Confidential Information:
(a)    to the extent it is or becomes generally available to the public other than through a breach of this Agreement or any SOW;
(b)    which the Receiving Party can show by its written or other records was lawfully in the possession of the Receiving Party prior to disclosure and which had not previously been obtained from a Disclosing Party or another person known by the Supplier to be under an obligation of confidence to the Disclosing Party;
(c)    which subsequently comes into the possession of the Receiving Party from a third party who does not owe the Disclosing Party an obligation of confidence in relation to it; or
(d)    which the Receiving Party can show by its written or other records was independently developed by or on behalf of the Receiving Party.
8.6    The Parties’ obligations under this Clause 8 shall continue in force notwithstanding the termination or expiry of this Agreement.
8.7    The Parties acknowledge that damages alone would not be an adequate remedy in the event of a breach of the provisions of this Clause 8. Accordingly, it is agreed that either Party and any applicable Affiliate of G42 shall be entitled, without proof of special damages, to seek an injunction or other interim remedy for any threatened or actual breach of this Clause 8, without prejudice to any other rights and remedies which the Disclosing Party or the applicable Affiliate may have.
8.8    Neither Party shall, and shall procure that their personnel do not, make any public announcement or issue any media release relating to the execution or subject matter of this Agreement or any SOW without the prior written consent of the other Party as to the form, content and timing of the announcement or release.
9.    TERMINATION
9.1    If a SOW specifies: (i) the Termination Compensation payable to the Supplier; or (ii) expressly states that no Termination Compensation shall be payable under such SOW (if G42 exercises its rights under this Clause 9.1), then G42:
(a)    shall be entitled to terminate such SOW (in whole or in part) at any time on giving the Supplier not less than [***] prior written notice of termination (or such alternative Notice Period as may be set out in the relevant SOW; and
(b)    shall have no further liability to the Supplier for such early termination, other than payment of the relevant Fees due under the SOW in respect of such Notice Period or, if Termination Compensation is set forth in such SOW, then payment of such Termination Compensation amount for such early termination.
The Parties acknowledge and agree that the Fees set forth in the SOW or, alternatively the Termination Compensation, if any is expressly stated, shall constitute the Supplier’s sole remedy for termination of the relevant SOW by G42 under this Clause 9.1.

[***]

CONFIDENTIAL
Master Services Agreement
[***]
9.2    G42 may, without prejudice to its other rights or remedies, immediately terminate this Agreement in whole or in part (including terminating any SOW in whole or in part) by giving written notice to the Supplier if:
(a)    the Supplier is in material breach of any of its obligations under this Agreement and either:
(i)    that breach is incapable of remedy;
(ii)    if the breach is capable of remedy, the Supplier fails to remedy the breach within [***] of a receipt of G42’s written notice to do so (or within such alternative period as may be specified in the relevant SOW);
(b)    the Supplier repeatedly or persistently breaches:
(i)    the same or similar provisions of this Agreement such that, by their repetition or persistence, such breaches become material; or
(ii)    any of the terms of this Agreement in such a manner as to reasonably justify the opinion that the Supplier’s conduct is inconsistent with it having the intention or ability to give effect to the terms of this Agreement, provided that G42 notifies the Supplier in writing with reasonable detail of such repeated or persistent breaches and the Supplier fails to cure such breaches as are capable of cure within [***] of such notice;
(c)    an Insolvency Event occurs in respect of the Supplier; or
(d)    the Supplier materially breaches Clause 8 (Confidential Information and Publicity).
9.3    The Supplier, without prejudice to its other rights and remedies, may terminate any applicable SOW by giving written notice to G42 if in respect of such SOW:
(a)    G42 fails to pay an invoice which is:
(i)    due and payable under such SOW;
(ii)    not the subject of a good faith dispute pursuant to the process set forth in Clause 6.6;
(iii)    overdue for a period of at least [***] days after the end of the permitted payment period under Clause 6.4 (“Overdue Period”), and
(iv)    not paid within [***] following Supplier’s notice of non-payment (such notice not to be given before the end of the Overdue Period);
(b)    an Insolvency Event occurs in respect of G42;
(c)    G42 materially breaches Clause 8 (Confidentiality and Publicity);
(d)    G42’s misappropriation or infringement of Supplier Background IPRs;
(e)    G42’s material breach of the EULA or relevant license agreement (to the extent Licensed Software is applicable); or
(f)    the Supplier proves that, on the balance of probabilities, G42’s material violation of Applicable Law is the primary cause in: (i) materially adversely affecting the Supplier’s ability to perform the Services in accordance with such SOW; or (ii) exposing Supplier

[***]

CONFIDENTIAL
Master Services Agreement
[***]
to punitive action or order issued by a Regulatory Body (including but not limited to charges, fines, penalties, or injunctive action).
9.4    On expiry or termination of this Agreement for any reason (and whether in whole or in part), each Party shall promptly:
(a)    return to the other Party all documents and materials (and any copies) containing the other Party’s Confidential Information in connection with this Agreement;
(b)    erase all the other Party’s Confidential Information and data from its computer systems (to the extent possible) in connection with this Agreement or the terminated Services, as applicable; and
(c)    on request, certify in writing to the other Party that it has complied with the requirements of this Clause 9.
9.5    Each Party’s further rights and obligations under this Agreement (or the relevant part of this Agreement, as applicable) will cease immediately on expiry or termination, provided that expiry or termination will not affect:
(a)    the accrued rights and obligations of the Parties as at the date of expiry or termination;
(b)    the licence to use the Supplier Background IPRs granted by the Supplier to G42 under Clause 7.10 for Deliverables already delivered and paid for by G42, and, subject to the relevant Licence Term, the licence to use the Licensed Software granted by the Supplier to G42 and each applicable Named Customer under and in compliance with Clause 7.13; and
(c)    the continued operation of Clause 1, Clause 7, Clause 8, Clause 9.3, this Clause 9.5, Clause 9.6, Clause 9.7, Clause 10 and Clauses 12 to 16 (inclusive), and any other provisions of this Agreement which are necessary for the interpretation and enforcement of this Agreement.
9.6    On termination of this Agreement for any reason (and whether in whole or in part), the Supplier shall in respect of the Services, promptly deliver to G42 all Deliverables generated by the Supplier under this Agreement (whether complete or incomplete), except to the extent prohibited by law.
9.7    If the Supplier terminates a SOW under Clause 9.3, all licenses granted to G42 to use the Supplier Background IPRs comprised in any Deliverables supplied under such SOW and all licenses granted to use the Licensed Software supplied under such SOW will immediately cease (solely to the extent the Fees for the relevant Deliverables and Licensed Software supplied under such SOW are not yet paid), and G42 shall:
(a)    [***] return to the Supplier all such Deliverables and Licensed Software in its possession and control; and
(b)    have no further rights to use such Supplier Background IPRs comprised in such Deliverables and Licensed Software immediately upon Supplier’s termination of the relevant SOW under Clause 9.3.
10.    LIABILITY
10.1    Nothing in this Agreement or any SOW shall operate so as to exclude or limit the liability of either Party to the other for:
(a)    death or personal injury arising out of negligence;

[***]

CONFIDENTIAL
Master Services Agreement
[***]
(b)    fraud; or
(c)    any other liability which cannot be excluded or limited by Law.
10.2    The Parties agree the following indemnification arrangements:
(a)    G42 shall indemnify, defend and hold harmless the Supplier against any third party claim against the Supplier caused by:
(i)    [***];
(ii)    [***]; or
(iii)    [***]; and
(b)    the Supplier shall indemnify, defend and hold harmless G42 against any third party claim against G42 caused by:
(i)    [***];
(ii)    [***]; or
(iii)    [***].
10.3    The Supplier shall indemnify, keep indemnified and hold harmless each member of the G42 Group against any Loss suffered or incurred by a member of the G42 Group in connection with:
(a)    [***]; and
(b)    [***].
Notwithstanding anything to the contrary herein, Supplier shall be relieved of liability under this Clause 10.3 in respect of any IPR Claim to the extent that the IPR Claim arises out of or in connection with: (i) use of or compliance with G42’s specifications, G42’s Background IPRs, G42 Information, designs, data, instructions, requirement or other G42 or third-party contributions (provided that the Supplier has used Good Industry Practice in the course of advising G42 on the possible risks of complying with such specifications, designs, IPRs, data, instructions, requirements or contributions to the extent such risks are known or should have been known to the Supplier); (ii) the Deliverables, Supplier Background IPRs, or the Foreground IP (including any software embedded therein) were or are modified, altered, or used improperly by anyone other than Supplier or not used in a normal and proper manner, in accordance with and by reference to the documentation provided to G42; or (iii) the IPR Claim arises out of the combination of the Deliverables, Supplier Background IPRs, Licensed Software or the Foreground IP with other materials, software, data or equipment not provided or authorized by Supplier ( except to the extent such combination is reasonably contemplated or expressly referenced in the Documentation or Specifications for such Deliverables, Supplier Background IPRs, Licensed Software or Foreground IPRs provided by the Supplier).
10.4    If any claim subject to an indemnity obligation under Clause 10.2 or Clause 10.3 is made, the following procedures shall apply:
(a)    the Indemnified Person shall give the indemnifying Party prompt written notice of the claim;
(b)    the Indemnified Person shall provide the indemnifying Party with such assistance as it reasonably requests in conducting the defence of the indemnified claim (at the indemnifying Party’s consent); and

[***]

CONFIDENTIAL
Master Services Agreement
[***]
(c)    the indemnifying Party may elect to have control of the defence of proceedings relating to the indemnified claim and all negotiations for its settlement (at its expense).
10.5    Failure by G42 to comply with the requirements in Clause 10.4 shall not relieve the Supplier of any obligation to indemnify G42 under Clause 10.3 in respect of any claim, but shall represent a separate breach of this Agreement.
10.6    If the indemnifying Party exercises its option under Clause 10.4(c), the indemnifying Party shall:
(a)    conduct the defence of any proceedings relating to the claim diligently, using competent counsel and in such a way as not to bring the reputation of the Indemnified Party into disrepute;
(b)    reasonably consult with the Indemnified Party and keep the Indemnified Party informed of all material matters;
(c)    obtain the Indemnified Party’s prior approval (not to be unreasonably withheld or delayed) before any settlement is made in respect of the claim; and
(d)    comply at all times with any reasonable directions given by the Indemnified Party.
10.7    If the indemnifying Party exercises its option under Clause 10.4(c), the indemnifying Party shall not make any admission or concession in the claim nor consent to settlement without the Indemnified Party’s prior written consent.
10.8    If the indemnifying Party does not take control of the defence of proceedings under Clause 10.4(c) or does not comply with its obligations under Clause 10.6, the Indemnified Party may assume the defence against the claim at the indemnifying Party’s expense in such manner as the Indemnified Party may deem appropriate.
10.9    If an IPR Claim is made, or in the Supplier’s reasonable opinion is likely to be made, against G42, the Supplier may at its option and expense and without prejudice to the Supplier’s obligations under Clauses 10.3 and 10.6:
(a)    obtain for G42 the right to continue using the Deliverable or Licensed Software, or continue to take the benefit of any Services that are affected by the IPR Claim in accordance with the terms of this Agreement; or
(b)    modify or replace any element of the applicable Deliverable, Licensed Software or Services so that it becomes non-infringing (provided that the modified or replaced Deliverable, Licensed Software or Services provide the same performance and functionality and do not adversely affect the use of the Deliverable, the Licensed Software or the Services).
10.10    Limitation of Liability.
a.    Indirect Damages Exclusion. SUBJECT TO CLAUSE 10.10.c. BELOW, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, IN NO EVENT WILL EITHER PARTY BE LIABLE UNDER ANY CONTRACT, TORT, STATUTORY, INDEMNITY OR OTHER LEGAL OR EQUITABLE THEORY, INCLUDING NEGLIGENCE, FOR [***].
b.    Total Liability Cap. SUBJECT TO CLAUSE 10.10.c. BELOW, EACH PARTY’S AGGREGATE LIABILITY UNDER EACH SOW ARISING OUT OF OR IN CONNECTION WITH ANY DELIVERABLES, LICENSED SOFTWARE, SERVICES OR ANY OTHER ASPECT OF THIS AGREEMENT OR SUCH SOW WILL NOT EXCEED: [***].
c.    Exceptions. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, CLAUSE 10.10.a. and 10.10.b. ABOVE SHALL NOT APPLY TO EITHER PARTY’S: [***].

[***]

CONFIDENTIAL
Master Services Agreement
[***]
10.11    This Clause 10 shall remain in full force and effect notwithstanding any termination or expiry of this Agreement.
11.    INSURANCE
11.1    The Supplier undertakes to obtain and maintain at its own expense a policy or policies of insurance with reputable insurers, valid and enforceable in each of the jurisdictions in which it is performing the Services, insuring the Supplier against potential liabilities under or in relation to this Agreement, to an extent and to limits that would be reasonably expected or required under the standards of Good Industry Practice and Applicable Laws, provided that the requirements stated herein shall not be construed in any way as a limit of the Supplier’s liability under this Agreement or as constituting any waiver by G42 of any of its rights or remedies under this Agreement.
11.2    The Supplier shall allow G42 to inspect such policies or certificates of insurance obtained and/or maintained by the Supplier under Clause 11.1 and shall provide copies of the same at G42’s request, together with copies of renewals and evidence that all premiums due have been paid. Neither inspection nor receipt of such copies shall constitute acceptance by G42 of the terms thereof or a waiver of the Supplier’s responsibilities hereunder.
11.3    The Supplier shall ensure that any agent or subcontractor engaged by the Supplier in relation to the Services obtains and maintains all insurances required by all Applicable Laws with reputable insurers and as would be expected under the standards of Good Industry Practice and all such other insurances as the Supplier may consider necessary. Any deficiencies in the cover or policy limits of insurances of such agents or subcontractors shall be the sole responsibility of the Supplier.
12.    RECORDS AND AUDITS
12.1    At all times during the term of this Agreement (including the term of any SOWs), the Supplier shall:
(a)    maintain appropriate financial and operational records and other documentation relating to this Agreement, each SOW and the provision of the Services (including such records and documentation as may be reasonably necessary for the G42 Group to determine the accuracy of the Fees); and
(b)    provide G42 with copies of such records and other documentation at G42’s reasonable request.
12.2    The Supplier shall grant to: (i) [***]; and (ii) Regulatory Bodies, and to their authorised agents (together, the “Auditors”), rights of access to the following for the purpose of performing such audits as G42 Customers or Regulatory Bodies may require [***] after the expiry or termination of the last SOW to be in force under this Agreement):
(a)    the premises, resources and personnel used by the Supplier, the Supplier’s Affiliates and its and their subcontractors in connection with the provision of the Services; and
(b)    the materials referred to in Clause 12.1.
12.3    The purpose of audits under this Clause 12 shall be restricted to fulfilment of any audit requirements of: (i) any G42 Customer; or (ii) any Regulatory Body.
12.4    Except as set out in Clause 12.5:
(a)    G42 shall provide reasonable advance written notice of the intention of any G42 Customer to conduct an audit under this Clause 12;

[***]

CONFIDENTIAL
Master Services Agreement
[***]
(b)    G42 shall use [***] to ensure that each audit under this Clause 12 is conducted during the Supplier’s normal working hours; and
(c)    G42 shall use [***] to ensure that any disruption to the Supplier’s normal business activities in relation to an audit under this Clause 12 is minimised.
12.5    The limitations in Clause 12.4 shall not apply where an audit under this Clause 12 is to be conducted in connection with an audit request of a Regulatory Body.
12.6    The Supplier shall fully co-operate with (and shall ensure that the Supplier Personnel fully co-operate with) the Auditors, including by providing any assistance or information reasonably required by the Auditors.
12.7    The Parties acknowledge that it is not intended that the Auditors will have access to any information or records relating to other customers of the Supplier or any of its Affiliates as part of any audit under this Clause 12, but it shall be the Supplier’s responsibility to ensure that the information, records and other materials relating to this Agreement and each SOW are segregated in such a way as to ensure that the Supplier is able to comply with its obligations under this Clause 12 in a manner that also is consistent with this Clause 12.7.
13.    ASSIGNMENT AND SUBCONTRACTING
13.1    The Supplier shall not subcontract, sub-license, assign, transfer, mortgage, charge, declare a trust over or deal in any other manner with this Agreement, or with any of its rights or obligations under this Agreement, without the prior written consent of G42 [***]. Any attempt to subcontract, sublicense, assign, transfer, mortgage, declare a trust over or deal in any other manner with this Agreement without G42’s consent shall be null and void and shall be a breach of this Agreement by the Supplier.
13.2    G42 hereby agrees that its consent under Clause 13.1 is deemed given in respect of such Notified Subcontractors as may be listed in a SOW and that, accordingly, the Supplier is entitled to subcontract its obligations under this Agreement in respect of such Notified Subcontractors.
13.3    Nothing in this Agreement shall prevent or restrict G42 from subcontracting, sublicensing, assigning, transferring, mortgaging, creating a charge or trust over or otherwise dealing in any other manner with this Agreement to an Affiliate of G42 or any other person, provided that, in the case of an assignment, the assignee entity is as bound by the terms of this Agreement (including any relevant SOW) as G42 was bound prior to the assignment taking effect.
14.    NOTICES
14.1    Any notice or other document to be served under this Agreement may be delivered or sent by post, or email (with receipt confirmed), in the case of G42 to:
To G42:
[***]
or, in the case of the Supplier, at its address set out in the preamble of this Agreement or as otherwise agreed between the Parties.
14.2    When providing service of a notice or document it shall be sufficient to prove that delivery was made or that the envelope containing the notice or document was properly addressed and posted or that the e-mail was properly addressed and dispatched (as the case may be) in accordance with Clause 14.1.

[***]

CONFIDENTIAL
Master Services Agreement
[***]
15.    GENERAL
15.1    No partnership or agency
Nothing in this Agreement shall be deemed to constitute a partnership between the Parties, nor constitute either Party constituting or becoming in any way the agent of the other Party for any purpose.
15.2    Counterparts
This Agreement may be executed in any number of counterparts. This has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.
15.3    Waiver
The rights of each Party under this Agreement:
(a)    may be exercised as often as necessary;
(b)    are cumulative and not exclusive of rights or remedies provided by law; and
(c)    may be waived only in writing and specifically.
Delay in exercising or non-exercise of any such right is not a waiver of that right.
15.4    Amendments
Any amendment of this Agreement shall not be binding on the Parties unless set out in writing, expressed to amend this Agreement and signed by authorised representatives of each of the Parties.
15.5    Severability
If any term of this Agreement is or becomes illegal, invalid or unenforceable in any jurisdiction, that shall not affect:
(a)    the legality, validity or enforceability in that jurisdiction of any other term of this Agreement; or
(b)    the legality, validity or enforceability in other jurisdictions of that or any other provision of this Agreement.
15.6    Further assurance
Each Party undertakes, at the request and cost and expense of the other Party, to sign all documents and to do all other acts, which may be necessary to give full effect to this Agreement.
15.7    Costs
Each Party shall pay the costs and expenses incurred by it in connection with the entering into of this Agreement.
15.8    Language
(a)    Any notice given in connection with this Agreement must be in English.

[***]

CONFIDENTIAL
Master Services Agreement
[***]
(b)    Any other document provided in connection with this Agreement must be:
(i)    in English; or
(ii)    unless the Parties otherwise agree, accompanied by a certified English translation, in which case, the English translation shall prevail unless the document is a statutory or other official document.
15.9    Entire Agreement
(a)    This Agreement constitutes the entire agreement between the Parties and supersedes and extinguishes all agreements, arrangements, promises, undertakings, proposals, warranties, representations and understandings between them at any time before their respective signature (“Pre-Contractual Statements”), whether written or oral, relating to its subject matter. Notwithstanding anything to the contrary the Parties understand and agree that any use of Licensed Software, shall be governed by the EULA set forth in Schedule 2.
(b)    Each Party acknowledges that in entering into this Agreement it does not rely on any Pre-Contractual Statement made by or on behalf of the other Party (whether made innocently or negligently) in relation to the subject matter of this Agreement, other than those which are set out expressly in this Agreement.
(c)    Each Party agrees that it shall have no claim for innocent or negligent misrepresentation or negligent misstatement based on, and hereby waives all rights and remedies which might otherwise be available to it in relation to, any Pre-Contractual Statement.
(d)    Nothing in this Clause 15.9 shall limit or exclude the liability of either Party arising out of any pre-contractual fraudulent misrepresentation or fraudulent concealment.
15.10    Third Party Rights
(a)    Except as set out in this Clause 15.10, a person who is not a Party to this Agreement may not enforce any of its provisions under the Contracts (Rights of Third Parties) Act 1999.
(b)    The Parties acknowledge and agree that the Services, the Deliverables and the Supplier’s associated obligations under this Agreement are performed and provided for the benefit of each member of the G42 Group.
(c)    Any Losses incurred by [***] under or in connection with this Agreement shall be deemed to have been suffered by G42 (and shall be recoverable by G42 in accordance with the terms of this Agreement as if they had been suffered by G42).
(d)    Where Applicable Law would prevent any Losses incurred by [***] may enforce the benefits conferred on it under this Agreement in order to recover such Losses itself in accordance with the Contracts (Rights of Third Parties) Act 1999.
(e)    The consent of any member of the G42 Group other than G42 shall not be necessary for any variation (including any release or compromise in whole or in part of any liability) or termination of this Agreement (in whole or in part).
15.11    Force Majeure Events
(a)    If a Force Majeure Event occurs which prevents, hinders or delays a Party (the “Affected Party”) from performing any of its obligations under this Agreement (including any relevant SOW), the Affected Party shall not be liable to the other Party and shall be released from its obligation to perform the relevant obligations to the

[***]

CONFIDENTIAL
Master Services Agreement
[***]
extent that its ability to perform those obligations has been directly affected by the Force Majeure Event, provided that:
(i)    the Affected Party notifies the other Party in writing [***] of the occurrence of the Force Majeure Event and the nature and likely duration of its impact upon the other Party;
(ii)    the default or delay could not have been prevented by reasonable precautions or could not have been reasonably circumvented by the use of alternative sources, workarounds or other means;
(iii)    the Affected Party continues to use [***] to recommence performance to the extent possible without delay; and
(iv)    the Affected Party continues to perform all its obligations which have not been affected by the Force Majeure Event.
(b)    Upon cessation of the Force Majeure Event, the Affected Party shall promptly notify the other Party of such cessation and resume performance of the affected obligations.
(c)    G42 will not be obliged to pay any Fees relating to the affected obligations (including any affected Services) until the Supplier recommences its performance in accordance with this Agreement and the relevant SOW.
16.    GOVERNING LAW AND JURISDICTION
16.1    This Agreement, and any dispute or claim arising out of or in connection with it or its subject matter or formation (including non-contractual disputes or claims), shall be governed by and construed in accordance with the law of England and Wales.
16.2    Each Party irrevocably agrees that the courts of England and Wales shall have exclusive jurisdiction to settle any dispute or claim arising out of or in connection with this Agreement or its subject matter or formation (including non-contractual disputes or claims).
[signatures at last page]

[***]

CONFIDENTIAL
Master Services Agreement
[***]
SCHEDULE 1 - TEMPLATE: SOW
Date _______________
This SOW is entered into and forms part of the master services agreement entered into between G42 HOLDING US LLC, a Delaware corporation (“G42”) and CEREBRAS SYSTEMS, INC., a Delaware corporation (the “Supplier”) on [INSERT DATE] (the “Agreement”).
Unless otherwise provided or the context otherwise requires, the capitalised expressions used in this SOW shall have the meanings given to them in the main body of the Agreement.

Supplier Project Representative

G42 Project Representative

Purchase Order Number

sow Effective Date

Services

Deliverables

Specifications

Performance Standards

Milestones, Milestone Dates or other timescales for delivery

G42 Dependencies

Fees

Service Credits

Acceptance Tests

Acceptance Period	[***]

[***]

CONFIDENTIAL
Master Services Agreement
[***]

Invoices
Invoices shall be sent to the following email address and must include:
    the amount payable in US dollars;
    the full business name and address of the Supplier;
    the time period to which the invoice relates and the location of the supply (if applicable for tax purposes); and
    the Supplier’s bank and account details for payment
    [***]

Liability Cap	[***]

Licensed Software

Named Customer

Termination Compensation	[***]

Notice Period	[***]

Notified Subcontractors

Additional Terms

AS WITNESS the hands of the Parties or their duly authorised representatives on the date first before written.

Signed by:	Signed by:

Name:	Name:
For and on behalf of G42 HOLDING US LLC    For and on behalf of CEREBRAS SYSTEMS, INC.

[***]

CONFIDENTIAL
Master Services Agreement
[***]
SCHEDULE 2 - EULA

[***]

CONFIDENTIAL
Master Services Agreement
[***]
WHEREAS the Parties have hereby cause their duly authorized representatives to execute and deliver this Agreement on the date first above written.
SIGNATORIES

/s/ Andrew Feldman

Andrew Feldman

For and on behalf of CEREBRAS SYSTEMS, INC.

/s/ Martin Edelman

Martin Edelman

For and on behalf of G42 Holdings US LLC

13/09/2023

[***]